Filed Pursuant to Rule 497(e)
File Nos. 333-192733 & 811-22917

WBI Power FactorTM High Dividend ETF (WBIY)

Supplement dated March 7, 2017
to the Summary Prospectus and Prospectus each dated December 6, 2016

The “Principal Investment Strategies” sections on page 3 of the Summary Prospectus and Prospectus are modified by replacing the second paragraph thereof with the following:

In particular, the Underlying Index is designed to select equity securities from the Parent Index with an above-average forecasted dividend yield, scored on the basis of three fundamental value characteristics (the “Power FactorsTM”): Trailing 12-month diluted earnings from continuing operations to price ratio (E/P); Trailing 12-month free cash flow to price ratio (CF/P); and Trailing 12-month sales to price ratio (S/P).

The “Description of the Principal Strategies of WBI Power FactorTM High Dividend ETF” section on pages 9–10 of the Prospectus is modified by replacing the third paragraph thereof with the following:

The Index Provider maintains and calculates the Underlying Index in accordance with a rules-based methodology that involves selecting equity securities from the Parent Index with an above-average forecasted dividend yield, scored on the basis of three fundamental value characteristics or Power FactorsTM: Trailing 12-month diluted earnings from continuing operations to price ratio (E/P); Trailing 12-month free cash flow to price ratio (CF/P); and Trailing 12-month sales to price ratio (S/P). The Parent Index includes large, mid- and small-cap securities listed in the U.S., including approximately the 3,000 largest U.S. companies that are selected and weighted according to free float market capitalization. The Parent Index is adjusted semi-annually in May and November. Issuers undergoing initial public offerings may be added to the Parent Index on a quarterly basis, consistent with the Parent Index’s selection methodology.

Please retain this Supplement with your Summary Prospectus and Prospectus.